UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ◻

Check the appropriate box:

◻	Preliminary Proxy Statement

◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

◻	Definitive Additional Materials

◻	Soliciting Material Pursuant to §240.14a-12

Miller Industries, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

◻	Fee paid previously with preliminary materials.

◻	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

EXPLANATORY NOTE

On April 14, 2022, Miller Industries, Inc. (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission in connection with its 2022 annual meeting of shareholders scheduled to be held on May 27, 2022 (the “Annual Meeting”). The Company commenced its Annual Meeting and then adjourned the meeting until it reconvenes at 9:00 am ET on September 23, 2022 (the “Reconvened Meeting”).

This Amendment (this “Amendment”) to the Proxy Statement is being made available on August 10, 2022 to the shareholders of record as of April 5, 2022 for use at the Company’s Reconvened Meeting.

Except as described in this Amendment, the information provided in the Proxy Statement remains unchanged and continues to apply. To the extent the information in this Amendment differs from or updates information contained in the Proxy Statement, the information in this Amendment shall control. This Amendment should be read in conjunction with the Proxy Statement. A copy of the Proxy Statement is available on the internet at www.millerind.com through the Investor Relations link, or on the SEC’s EDGAR system at www.sec.gov/edgar.

All shareholders should complete and submit a new proxy card in the form set forth below. Any proxies submitted by shareholders prior to the Annual Meeting will not be counted at the Reconvened Meeting.

Shareholders must submit a new proxy card in order for their vote to be counted at the Reconvened Meeting.

CHANGES TO PROXY STATEMENT

The Proxy Statement and proxy card delivered with it incorrectly provided for a majority voting standard for the election of directors, when in fact the plurality voting standard applied. This Amendment is provided to replace disclosures in the Proxy Statement that described the majority voting standard with descriptions of the plurality voting standard, and to provide a new proxy card that reflects the fact that directors are elected by a plurality of votes cast at the Reconvened Meeting.

Amendments to the Proxy Statement

The disclosure provided in the second paragraph of “Voting Procedures” on page 1 of the Proxy Statement is amended and restated in its entirety to read as follows:

“The election of a nominee to the Board of Directors requires a plurality of the votes cast by holders of shares of Common Stock present in person or represented by proxy at the Annual Meeting. Therefore, for Proposal 1 to elect seven directors to our Board, those director nominees receiving the greatest number of votes at the Annual Meeting shall be elected, even though such nominees may not receive a majority of the votes cast.”

The disclosure provided in the fourth paragraph of “Proposal 1 – Election of Directors” on page 3 of the Proxy Statement is amended and restated in its entirety to read as follows:

“Directors are elected by a plurality of the votes cast by holders of the shares of Common Stock entitled to vote at the Annual Meeting. Shareholders have no right to vote cumulatively for directors. The seven nominees receiving the highest number of votes cast “for” will be elected.”

The entire section entitled “Majority Voting in Uncontested Director Elections” on pages 8-9 of the Proxy Statement is stricken in its entirety.

The chart in “Governance Highlights” on page 13 of the Proxy Statement is amended to delete the bullet point that reads “Majority voting for directors in uncontested election”.

Amendment to the Proxy Card

The amended proxy card is necessary to make the proxy card consistent with the fact that directors are elected by a plurality of votes cast in person or by proxy at the Reconvened Meeting.

The proxy card set forth at the end of the Proxy Statement is amended and restated in its entirety as follows:

2

MMMMMMMMMMMM MMMMMMMMMMMMMMM Miller Industries, Inc. C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 received by 11:59 p.m., Eastern Time, on September 22, 2022. Online GIof ntoo welwewct.rinovneicstvoortviontge,.com/MLR delete QR code and control # oΔr scan the≈ QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/MLR Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q PROPOSAL 2, AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THE PROXY WILL BE SO VOTED. + 1. Election of Directors. Nominees: For Withhold For Withhold For Withhold 01 - Theodore H. Ashford III 02 - A. Russell Chandler III 03 - William G. Miller 04 - William G. Miller II 05 - Richard H. Roberts 06 - Leigh Walton 07 - Deborah L. Whitmire ForAgainst Abstain 2. To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers. 3. Other Business: For the transaction of such other business as may lawfully come before the meeting, hereby revoking any proxies as to said shares heretofore given by the undersigned and ratifying and confirming all that said attorneys and proxies may lawfully do by virtue hereof. Signature should agree with the name(s) hereon. Executors, administrators, trustees, guardians, custodians and attorneys should so indicate when signing. For joint accounts each owner should sign. Corporations should sign their full corporate name by a duly authorized officer. If a partnership, sign in full partnership name as an authorized signatory. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 4 9 9 9 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 7 1 A V 5 03OFPD MMMMMMMMM B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 BELOW AND “FOR” Annual Meeting Proxy Card1234 5678 9012 345

q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + This Proxy is Solicited by the Board of Directors for the Reconvened Annual Meeting of Shareholders to be Held on September 23, 2022 The undersigned shareholder of Miller Industries, Inc. hereby constitutes and appoints William G. Miller, William G. Miller II and Frank Madonia, or any of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of Common Stock of Miller Industries, Inc., at the Recovened Annual Meeting of the Shareholders to be held at the Hilton Garden Inn Hotel, 879 College Drive, Dalton, Georgia 30720, on Friday, the 23rd of September, 2022, at 9:00 a.m., Eastern Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. This proxy is revocable at or at any time prior to the meeting. Please sign and return this proxy to Computershare Investor Services, LLC, P.O. Box 505000, Louisville, KY, 40233-5000, in the accompanying prepaid envelope. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2, AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THE PROXY WILL BE SO VOTED. It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the notice of the meeting to the undersigned. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated April 14, 2022 and the Proxy Statement of the same date, including the amendment thereto filed on August 10, 2022. Change of Address — Please print new address below. + C Non-Voting Items Proxy — Miller Industries, Inc. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/MLR